CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Robert W. Scharar, President of The Commonwealth International Series Trust (the "Fund"), certify that:

     1. The N-CSR of the Fund for the period ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:  /s/ Robert W. Scharar
     ---------------------
     President

Date:  January 12, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO INCAP SERVICE COMPANY AND WILL BE RETAINED BY INCAP SERVICE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Larry E. Beaver, Jr., Treasurer of The Commonwealth International Series Trust (the "Fund"), certify that:

The N-CSR of the Fund for the period ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:  /s/ Larry E. Beaver, Jr.
     ------------------------
     Treasurer

Date:  January 12, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THATAPPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN
STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO INCAP SERVICE COMPANY AND WILL BE RETAINED BY INCAP SERVICE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.